UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21098

LMP Real Estate Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(800) 451-2010

Date of fiscal year end:	December 31,

Date of reporting period:	June 30, 2008

ITEM 1.          REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / JUNE 30, 2008

LMP Real Estate

Income Fund Inc.

(RIT)

Managed by  AEW Management and Advisors

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is high current income and the Fund’s secondary investment objective is capital appreciation.

What’s inside

Letter from the chairman	I

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	6

Statement of operations	7

Statements of changes in net assets	8

Financial highlights	9

Notes to financial statements	11

Additional shareholder information	18

Dividend reinvestment plan	19

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. AEW Management and Advisors, L.P. (“AEW”) is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy was lackluster during the six-month reporting period ended June 30, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was 4.8%, its strongest showing in four years. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy. During the fourth quarter of 2007, GDP growth was -0.2%. First quarter 2008 GDP growth was a modest 0.9%. The advance estimate for second quarter 2008 GDP growth was 1.9%.

The debate continues as to whether or not the U.S. will fall into a recession. However, it is a moot point for many people, as the job market continues to weaken and soaring energy and food prices are tempering consumer spending. In terms of the employment picture, the U.S. Department of Labor reported that payroll employment declined in each of the first six months of 2008, and the unemployment rate rose to 5.5% in May, its highest level since October 2004. Oil prices surpassed $140 a barrel in June 2008, with the average price for a gallon of gas exceeding $4 for the first time ever.ii These factors, coupled with a sputtering housing market, contributed to the Consumer Confidence Index falling for the sixth consecutive month in June 2008, reaching its lowest level since 1992.iii

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)iv to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds ratev from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. However, the Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meeting in June, the Fed held rates steady and stated: “Recent information indicates that overall economic activity continues to expand, partly reflecting some firming in household spending. However, labor markets have softened further and financial markets remain under considerable stress. Tight credit conditions, the ongoing housing

LMP Real Estate Income Fund Inc.	I

Letter from the chairman continued

contraction, and the rise in energy prices are likely to weigh on economic growth over the next few quarters.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

The U.S. stock market was not for the faint of heart during the reporting period. Stock prices fell during the first three months of the reporting period due, in part, to the severe credit crunch, weakening corporate profits, rising inflation and fears of an impending recession. The market then reversed course and posted positive returns in April and May 2008. The market’s rebound was largely attributed to hopes that the U.S. would skirt a recession and that corporate profits would rebound as the year progressed. Stock prices then moved sharply lower in June, with the S&P 500 Indexvi falling 8.43% for the month. This represented its worst monthly performance since September 2002 and its weakest month of June since the Great Depression in 1930. All told, the S&P 500 Index returned -11.91% during the six-month reporting period ended June 30, 2008, and as of that date was almost 20% lower than its peak in October 2007.

Looking at the U.S. stock market more closely, mid-cap stocks outperformed their small- and large-cap counterparts, as the Russell Midcapvii, Russell 2000viii and Russell 1000ix Indexes returned -7.57%, -9.37% and -11.20%, respectively, during the six-month period ended June 30, 2008. From an investment style perspective, growth stocks outperformed value stocks on a relative basis, with the Russell 3000 Growthx and Russell 3000 Valuexi Indexes returning -9.04% and -13.28%, respectively.

II	LMP Real Estate Income Fund Inc.

Performance review

For the six months ended June 30, 2008, LMP Real Estate Income Fund Inc. returned -5.01% based on its net asset value (“NAV”)xii and 13.47% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the MSCI U.S. REIT Indexxiii, returned -3.45% over the same time frame. The Lipper Real Estate Closed-End Funds Category Averagexiv returned -11.58% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $1.14 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2008. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of June 30, 2008 (unaudited)

PRICE PER SHARE	6-MONTH TOTAL RETURN* (not annualized)
$14.15 (NAV)	-5.01%
$15.30 (Market Price)	13.47%

All figures represent past performance and are not a guarantee of future results.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Special shareholder notice

On May 9, 2008, the Fund announced its intention to redeem all of its currently outstanding $95 million Series M Taxable Auction Rate Preferred Shares (“ARPS”), using a combination of bank borrowings under a committed, secured 364-day revolving credit facility entered into with a major domestic bank and proceeds generated from the sale of a portion of the Fund’s portfolio securities.

The Fund announced the redemption date for its ARPS, which is August 26, 2008. The Fund will redeem all of the $95 million ARPS outstanding at a redemption price equal to the required liquidation preference of $25,000 per share plus accrued and unpaid dividends thereon. Sales of portfolio securities will result in a reduction in the Fund’s amount of leverage and may occur under adverse market conditions. It is also possible that the credit facility may become more expensive or unavailable in the future. On balance, however, it is believed that the potential benefits of the restructured financing will outweigh these risks. More detailed and current information can be found by visiting www.leggmason.com/cef or by contacting the Fund at 1-888-777-0102.

LMP Real Estate Income Fund Inc.	III

Letter from the chairman continued

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the “Notes to financial statements” included in this report.

Looking for additional information?

The Fund is traded under the symbol “RIT” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XRITX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 31, 2008

IV	LMP Real Estate Income Fund Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Funds that invest in securities related to the real estate industry are subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks. In addition, investment in funds that concentrate their investments in one sector or industry may involve greater risk than investments in more broadly diversified funds.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii	Source: Bloomberg, 7/08.
iii	Source: The Conference Board, 7/08.
iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[x]

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
xii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xiii

The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe.

xiv

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 29 funds in the Fund’s Lipper category.

LMP Real Estate Income Fund Inc.	V

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Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — June 30, 2008

Health care
15.7
Office
15.5
Shopping centers
12.5
Apartments
12.3
Diversified
11.3
Regional malls
8.1
Lodging/ resorts
6.7
Retail-free standing
6.5
Specialty
3.6
Industrial/ Office-mixed
3.3
Industrial
2.7
Self storage
1.5
Repurchase agreement
0.3
0%
5%
10%
15%
20%

LMP Real Estate Income Fund Inc. 2008 Semi-Annual Report	1

Schedule of investments (unaudited)

June 30, 2008

LMP REAL ESTATE INCOME FUND INC.

SHARES	SECURITY	VALUE
COMMON STOCKS — 65.2%
	Apartments — 7.0%
224,000	Camden Property Trust	$9,914,240
95,000	Mid-America Apartment Communities Inc.	4,848,800
140,000	UDR Inc.	3,133,200
	Total Apartments	17,896,240
	Diversified — 2.7%
345,000	iStar Financial Inc.	4,557,450
170,000	Lexington Corporate Properties Trust	2,317,100
	Total Diversified	6,874,550
	Health Care — 13.4%
204,700	HCP Inc.	6,511,508
245,000	Healthcare Realty Trust Inc.	5,823,650
150,000	Nationwide Health Properties Inc.	4,723,500
440,000	OMEGA Healthcare Investors Inc.	7,326,000
500,000	Senior Housing Properties Trust	9,765,000
	Total Health Care	34,149,658
	Industrial — 2.7%
400,000	DCT Industrial Trust Inc.	3,312,000
240,000	First Potomac Realty Trust	3,657,600
	Total Industrial	6,969,600
	Industrial/Office - Mixed — 3.3%
254,000	Liberty Property Trust	8,420,100
	Lodging/Resorts — 2.5%
585,000	Ashford Hospitality Trust	2,702,700
146,000	Hospitality Properties Trust	3,571,160
	Total Lodging/Resorts	6,273,860
	Office — 11.8%
305,000	Brandywine Realty Trust	4,806,800
82,000	Highwoods Properties Inc.	2,576,440
830,000	HRPT Properties Trust	5,619,100
135,000	Kilroy Realty Corp.	6,349,050
183,000	Mack-Cali Realty Corp.	6,253,110
134,500	Parkway Properties Inc.	4,536,685
	Total Office	30,141,185
	Regional Malls — 5.9%
170,000	CBL & Associates Properties Inc.	3,882,800
196,000	Glimcher Realty Trust	2,191,280
142,000	Macerich Co.	8,822,460
	Total Regional Malls	14,896,540

See Notes to Financial Statements.

2	LMP Real Estate Income Fund Inc. 2008 Semi-Annual Report

LMP REAL ESTATE INCOME FUND INC.

SHARES	SECURITY	VALUE
	Retail - Free Standing — 4.3%
225,000	National Retail Properties Inc.	$4,702,500
270,000	Realty Income Corp.	6,145,200
	Total Retail - Free Standing	10,847,700
	Self Storage — 1.5%
250,000	Extra Space Storage Inc.	3,840,000
	Shopping Centers — 6.5%
425,000	Cedar Shopping Centers Inc.	4,981,000
137,000	Developers Diversified Realty Corp.	4,755,270
250,000	Primaris Retail Real Estate Investment Trust	4,493,693
62,000	Tanger Factory Outlet Centers Inc.	2,227,660
	Total Shopping Centers	16,457,623
	Specialty — 3.6%
185,000	Entertainment Properties Trust	9,146,400
	TOTAL COMMON STOCKS (Cost — $148,690,538)	165,913,456
PREFERRED STOCKS — 34.5%
	Apartments — 5.3%
	Apartment Investment & Management Co., Cumulative:
72,400	Series G, 9.375%	1,795,520
113,000	Series U, 7.750%	2,627,250
120,000	Series Y, 7.875%	2,709,600
195,000	BRE Properties Inc., Series C, 6.750%	4,036,500
105,000	UDR Inc., 6.750%	2,292,150
	Total Apartments	13,461,020
	Diversified — 8.6%
175,000	Duke Realty Corp., 6.950%	3,503,500
90,000	LBA Realty Fund LP, 8.750% (a)	3,690,000
125,000	Cumulative Redeemable, Series O, 7.375%	2,561,250
108,400	Series M, 7.200%	2,305,668
200,000	Public Storage Inc., Cumulative Redeemable, Series L, 6.750%	4,030,000
	Vornado Realty Trust:
150,000	Cumulative Redeemable, Series G, 6.625%	2,962,500
142,400	Series H, 6.750%	2,815,248
	Total Diversified	21,868,166
	Health Care — 2.3%
150,000	HCP Inc., Series F, 7.100%	3,022,500
120,400	OMEGA Healthcare Investors Inc., Cumulative Redeemable, Series D, 8.375%	2,889,600
	Total Health Care	5,912,100

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2008 Semi-Annual Report	3

Schedule of investments (unaudited) continued

June 30, 2008

LMP REAL ESTATE INCOME FUND INC.

SHARES	SECURITY	VALUE
	Lodging/Resorts — 4.2%
150,000	Ashford Hospitality Trust, Series D, 8.450% (b)	$2,658,000
71,100	Hospitality Properties Trust, Cumulative Redeemable, Series B, 8.875%	1,631,745
90,000	LaSalle Hotel Properties, Cumulative Redeemable, Series G, 7.250%	1,690,317
160,000	Strategic Hotels Capital Inc., 8.250%	2,870,000
100,100	Sunstone Hotel Investors Inc., Cumulative Redeemable, Series A, 8.000%	1,895,643
	Total Lodging/Resorts	10,745,705
	Office — 3.6%
196,000	BioMed Realty Trust Inc., Series A, 7.375%	3,920,000
50,000	Brandywine Realty Trust, Series D, 7.375%	1,021,000
110,000	Corporate Office Properties Trust, Cumulative Redeemable, Series J, 7.625%	2,387,000
76,183	HRPT Properties Trust, Cumulative Redeemable, Series B, 8.750%	1,838,296
	Total Office	9,166,296
	Regional Malls — 2.2%
85,000	Glimcher Realty Trust, Cumulative Redeemable, Series F, 8.750%	1,699,150
169,600	Taubman Centers Inc., Cumulative Redeemable, Series H, 7.625%	3,908,008
	Total Regional Malls	5,607,158
	Retail - Free Standing — 2.2%
96,000	National Retail Properties Inc., Cumulative Redeemable, Series C, 7.375%	2,173,680
	Realty Income Corp.:
25,200	Cumulative Redeemable, Series D, 7.375%	602,280
129,600	Cumulative Redeemable, Series E, 6.750%	2,838,240
	Total Retail - Free Standing	5,614,200
	Shopping Centers — 6.1%
73,000	Cedar Shopping Centers Inc., Cumulative Redeemable, Series A, 8.875%	1,781,200
23,300	Developers Diversified Realty Corp., Cumulative Redeemable, Class G, 8.000%	535,200
209,100	Kimco Realty Corp., 7.750%	4,970,307
80,000	Urstadt Biddle Properties Inc., Cumulative, Series C, 8.500%	8,052,000
	Total Shopping Centers	15,338,707
	TOTAL PREFERRED STOCKS (Cost — $102,041,721)	87,713,352
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $250,732,259)	253,626,808

See Notes to Financial Statements.

4	LMP Real Estate Income Fund Inc. 2008 Semi-Annual Report

LMP REAL ESTATE INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
SHORT-TERM INVESTMENT — 0.3%
	Repurchase Agreement — 0.3%
$788,000	Interest in $1,000,000,000 joint tri-party repurchase agreement dated 6/30/08 with Greenwich Capital Markets Inc., 2.500% due 7/1/08; Proceeds at maturity — $788,055; (Fully collateralized by various U.S. government agency obligations, 2.465% to 7.250% due 10/15/08 to 1/15/30; Market value — $803,761)(b) (Cost — $788,000)	$788,000
	TOTAL INVESTMENTS — 100.0% (Cost — $251,520,259#)	$254,414,808

(a)  Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b) All or a portion of this security is segregated for swap contracts.

#  Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2008 Semi-Annual Report	5

Statement of assets and liabilities (unaudited)

June 30, 2008

ASSETS:
Investments, at value (Cost — $251,520,259)	$254,414,808
Cash	944
Dividends and interest receivable	1,941,009
Prepaid expenses	14,265
Total Assets	256,371,026
LIABILITIES:
Swap contracts, at value	997,791
Investment management fee payable	155,867
Distributions payable to auction rate preferred stockholders	56,780
Interest payable for open swap contracts	39,488
Directors’ fees payable	6,056
Accrued expenses	173,472
Total Liabilities	1,429,454
Series M Taxable Auction Rate Cumulative Preferred Stock (3,800 shares authorized and issued at $25,000 per share (Note 5)	95,000,000
TOTAL NET ASSETS	$159,941,572
NET ASSETS:
Par value ($0.001 par value; 11,300,161 shares issued and outstanding; 100,000,000 shares authorized)	$11,300
Paid-in capital in excess of par value	155,628,810
Overdistributed net investment income	(7,645,693)
Accumulated net realized gain on investments, swap contracts and foreign currency transactions	10,050,532
Net unrealized appreciation on investments, swap contracts and foreign currencies	1,896,623
TOTAL NET ASSETS	$159,941,572
Shares Outstanding	11,300,161
Net Asset Value	$14.15

See Notes to Financial Statements.

6	LMP Real Estate Income Fund Inc. 2008 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2008

	INVESTMENT INCOME:
	Dividends	$7,248,535
	Interest	13,404
	Less: Foreign taxes withheld	(22,827)
	Total Investment Income	7,239,112
	EXPENSES:
	Investment management fee (Note 3)	1,223,865
	Auction participation fees (Note 5)	118,560
	Shareholder reports	72,702
	Audit and tax	48,326
	Directors’ fees	37,372
	Legal fees	28,875
	Transfer agent fees	10,206
	Stock exchange listing fees	9,928
	Rating agency fees	6,217
	Custody fees	4,557
	Insurance	4,106
	Miscellaneous expenses	10,240
	Total Expenses	1,574,954
Less:	Fee waivers and/or expense reimbursements (Note 3)	(271,970)
	Fees paid indirectly (Note 1)	(144)
	Net Expenses	1,302,840
	NET INVESTMENT INCOME	5,936,272
	REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 4):
	Net Realized Gain (Loss) From:
	Investment transactions	4,632,918
	REIT distributions	1,925,715
	Swap contracts	(349,464)
	Foreign currency transactions	(2,168)
	Net Realized Gain	6,207,001
	Change in Net Unrealized Appreciation/Depreciation From:
	Investments	(18,366,755)
	Swap contracts	(266,809)
	Foreign currencies	(3)
	Change in Net Unrealized Appreciation/Depreciation	(18,633,567)
	Net Loss on Investments, Swap Contracts and Foreign Currency Transactions	(12,426,566)
	Distributions Paid to Auction Rate Preferred Stockholders	(1,881,825)
	DECREASE IN NET ASSETS FROM OPERATIONS	$(8,372,119)

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2008 Semi-Annual Report	7

Statements of changes in net assets

FOR THE SIX MONTHS ENDED JUNE 30, 2008 (unaudited) AND THE YEAR ENDED DECEMBER 31, 2007	2008	2007
OPERATIONS:
Net investment income	$ 5,936,272	$ 12,556,116
Net realized gain	6,207,001	18,751,646
Change in net unrealized appreciation/depreciation	(18,633,567)	(97,381,882)
Distributions paid to auction rate preferred stockholders	(1,881,825)	(5,111,054)
Decrease in Net Assets From Operations	(8,372,119)	(71,185,174)
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(12,823,631)	(10,801,134)
Net realized gains	—	(12,789,760)
Decrease in Net Assets From Distributions to Common Stock Shareholders	(12,823,631)	(23,590,894)
FUND SHARE TRANSACTIONS:
Proceeds from shares issued on reinvestments of distributions (90,506 and 140,413 shares issued, respectively)	1,373,693	2,997,057
Increase in Net Assets From Fund Share Transactions	1,373,693	2,997,057
DECREASE IN NET ASSETS	(19,822,057)	(91,779,011)
NET ASSETS:
Beginning of period	179,763,629	271,542,640
End of period*	$159,941,572	$179,763,629
* Includes (overdistributed) undistributed net investment income of:	$(7,645,693)	$1,123,491

See Notes to Financial Statements.

8	LMP Real Estate Income Fund Inc. 2008 Semi-Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31,
UNLESS OTHERWISE NOTED:

	2008[1,2]	2007[2]	2006[2]	2005[2]	2004[2]	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$16.04	$24.53	$20.58	$21.05	$18.21	$13.95
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.53	1.13	0.99	0.89	0.94	1.04
Net realized and unrealized gain (loss)	(1.11)	(7.04)	5.92	0.63	3.30	4.96
Distributions paid to auction rate preferred stockholders	(0.17)	(0.46)	(0.42)	(0.24)	(0.09)	(0.08)
Total income (loss) from operations	(0.75)	(6.37)	6.49	1.28	4.15	5.92
Underwriting Commissions and Offering Expenses for the Issuance of Taxable Auction Rate Cumulative Preferred Stock	—	—	—	(0.04)	—	0.00 [3]
LESS DISTRIBUTIONS PAID TO COMMON SHAREHOLDERS FROM:
Net investment income	(1.14)	(0.97)	(0.92)	(0.77)	(0.75)	(0.80)
Net realized gains	—	(1.15)	(1.62)	(0.94)	(0.32)	(0.62)
Return of capital	—	—	—	—	(0.24)	(0.24)
Total distributions	(1.14)	(2.12)	(2.54)	(1.71)	(1.31)	(1.66)
NET ASSET VALUE, END OF PERIOD	$14.15	$16.04	$24.53	$20.58	$21.05	$18.21
MARKET PRICE, END OF PERIOD	$15.30	$14.52	$21.64	$18.62	$18.47	$17.57
Total return, based on NAV[4,5]	(5.01)%	(27.44)%	34.39%	7.35%	24.75%	45.12%
Total return, based on Market Price[5]	13.47%	(25.54)%	31.04%	10.69%	13.45%	39.42%
NET ASSETS, END OF PERIOD (millions)	$160	$180	$272	$228	$233	$202
RATIOS TO AVERAGE NET ASSETS:[6]
Gross expenses	1.77%[7]	1.55%	1.57%[8]	1.49%	1.44%	1.55%
Net expenses[9]	1.47 [7,10]	1.17	1.09 [8]	1.06	1.02	1.11
Net investment income	6.69 [7]	5.18	4.31	4.27	5.00	6.60
PORTFOLIO TURNOVER RATE	4%	13%	18%	12%	6%	27%
AUCTION RATE PREFERRED STOCK:[11]
Total Amount Outstanding (000s)	$95,000	$95,000	$95,000	$95,000	$65,000	$65,000
Asset Coverage Per Share	67,090	72,306	96,459	84,957	114,636	102,509
Involuntary Liquidating Preference Per Share[12]	25,000	25,000	25,000	25,000	25,000	25,000

[1]	For the six months ended June 30, 2008 (unaudited).
[2]	Per share amounts have been calculated using the average shares method.
[3]	Amount represents less than $0.01 per share.
[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2008 Semi-Annual Report	9

Financial highlights continued

6	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.
7	Annualized.
8

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.49% and 1.05%, respectively.

9	Reflects fee waivers and/or expense reimbursements.
10	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.
11	On September 30, 2002 and July 18, 2005, the Fund issued 2,600 and 1,200 shares, respectively, of Taxable Auction Rate Cumulative Preferred Stock at $25,000 per share.

See Notes to Financial Statements.

10	LMP Real Estate Income Fund Inc. 2008 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

LMP Real Estate Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income and the Fund’s secondary objective is capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(b) Concentration risk. The Fund invests in securities related to the real estate industry and is subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks.

(c) Swap contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as

LMP Real Estate Income Fund Inc. 2008 Semi-Annual Report	11

Notes to financial statements (unaudited) continued

hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Net asset value. The net asset value (“NAV”) of the Fund’s Common Stock is determined on each day the exchange is open for business. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Taxable Auction Rate Cumulative Preferred Stock (“TARPS”).

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

12	LMP Real Estate Income Fund Inc. 2008 Semi-Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations.

(h) Distributions to shareholders. Distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of common stock. The holders of the TARPS shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of funds legally available to shareholders. The Fund’s policy is to pass through to its shareholders substantially all Real Estate Investment Trust (“REIT”) distributions and other income it receives, less operating expenses. The character of REIT distributions received from portfolio securities held by the Fund is generally comprised of investment income, long-term capital gains, and return of capital. The Fund reclassifies amounts within the Statement of Operations primarily based on information provided by REITs after the Fund’s fiscal year end. In those instances where such information is not available, the Fund estimates the amounts based on amounts reported by the REITs in the prior year. After all remaining REITs report the actual character of distributions paid during the year, the Fund adjusts estimates previously recorded to actual. The character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on these reclassifications.

Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination could have an adverse effect on the market price for the Fund’s shares.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

LMP Real Estate Income Fund Inc. 2008 Semi-Annual Report	13

Notes to financial statements (unaudited) continued

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment valuation

Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

14	LMP Real Estate Income Fund Inc. 2008 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	June 30, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in Securities	$254,414,808	$253,626,808	$ 788,000	—
Other Financial Instruments*	(997,791)	—	(997,791)	—
Total	$253,417,017	$253,626,808	$(209,791)	—

*  Other financial instruments include swaps.

3. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and AEW Management and Advisors, L.P. (“AEW”) is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.90% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding TARPS plus any borrowings used for leverage (“Managed Assets”).

In addition, LMPFA has contractually agreed to waive a portion of its management fee in the amount of 0.20% of the Fund’s average daily Managed Assets through July 31, 2008, and 0.10% of the average daily Managed Assets for the 12-month period ended July 31, 2009. The waiver will be eliminated August 1, 2009.

During the six months ended June 30, 2008, LMPFA waived a portion of its management fee in the amount of $271,970.

LMPFA has delegated to AEW the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. For its services, LMPFA pays AEW a fee at an annual rate equal to: (a) for the first 5 years of the Fund’s operation, 0.40% of the first $100 million of the Fund’s average daily Managed Assets, 0.35% of the next $100 million of the Fund’s average daily Managed Asset and 0.30% of the Fund’s average daily Managed Assets in excess of $200 million; and (b) starting 5 years after the commencement of the Funds operations, 50% of the management fee paid by the Fund to LMPFA, net of waivers.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

LMP Real Estate Income Fund Inc. 2008 Semi-Annual Report	15

Notes to financial statements (unaudited) continued

4. Investments

During the six months ended June 30, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$11,484,845
Sales	16,525,731

At June 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 37,494,993
Gross unrealized depreciation	(34,600,444)
Net unrealized appreciation	$ 2,894,549

At June 30, 2008, the Fund was invested in the following interest rate swap contracts with the intent to reduce or eliminate the risk that an increase in short-term interest rates could affect the dividend rate payable on TARPS and thereby could have an adverse effect on the Fund’s net earnings as a result of leverage:

Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Notional Amount:	$30,000,000
Payments Made by Fund:	Fixed Rate, 4.440%
Payments Received by Fund:	Floating Rate (One-Month LIBOR)
Termination Date:	7/22/12
Unrealized Depreciation	$(580,255)
Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Notional Amount:	$19,500,000
Payments Made by Fund:	Fixed Rate, 4.117%
Payments Received by Fund:	Floating Rate (One-Month LIBOR)
Termination Date:	11/25/09
Unrealized Depreciation	$(282,440)
Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Notional Amount:	$20,000,000
Payments Made by Fund:	Fixed Rate, 3.780%
Payments Received by Fund:	Floating Rate (One-Month LIBOR)
Termination Date:	12/05/10
Unrealized Depreciation	$(135,096)

At June 30, 2008, the Fund had total unrealized depreciation of $997,791 from swap contracts.

16	LMP Real Estate Income Fund Inc. 2008 Semi-Annual Report

5. Taxable auction rate cumulative preferred stock

As of June 30, 2008, the Fund had 3,800 outstanding shares of TARPS. The TARPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. Due to the failed auctions experienced by the Fund’s TARPS starting on February 15, 2008, the Fund paid the applicable maximum rate which is calculated as 150% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker Dealers. The Fund may pay higher maximum rates if the rating of the Fund’s TARPS were to be lowered by the rating agencies. The dividend rates ranged from 2.912% to 6.000% for the six months ended June 30, 2008. At June 30, 2008, the dividend rate was 3.002%.

The Fund is required to maintain certain asset coverages with respect to the TARPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the TARPS at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends in order to meet the applicable requirement. The TARPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The TARPS are otherwise not redeemable by holders of the shares. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”) currently acts as the broker/dealer in connection with the auction of TARPS. After each auction, the auction agent will pay to the participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the TARPS that the broker/dealer places at the auction. For the six months ended June 30, 2008, the Fund incurred auction participation fees of $118,560 for CGM’s services as a participating broker/dealer.

6. Common stock

Common stock transactions were as follows:

	SIX MONTHS ENDED JUNE 30, 2008		YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Shares issued on reinvestment	90,506	1,373,693	140,413	2,997,057

7. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

LMP Real Estate Income Fund Inc. 2008 Semi-Annual Report	17

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of LMP Real Estate Income Fund Inc. was held on April 28, 2008, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

NOMINEE	COMMON SHARES VOTES FOR	COMMON SHARES VOTES WITHHELD	PREFERRED SHARES VOTES FOR	PREFERRED SHARES VOTES WITHHELD
Daniel P. Cronin	10,120,073	194,091	3,722	26
Paolo M. Cucchi	10,120,643	193,521	3,712	36
Riordan Roett	10,130,162	184,002	3,722	26

At June 30, 2008, in addition to Daniel P. Cronin, Paolo M. Cucchi and Riordan Roett, the other Directors of the Fund were as follows:

Carol L. Coleman

Leslie H. Gelb

R. Jay Gerken

William R. Hutchinson

Jeswald W. Salacuse

18	LMP Real Estate Income Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in Common Shares or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in Common Shares. When the market price of the Common Shares is equal to or exceeds 98% of the net asset value per share of the Common Shares on the Determination Date (as defined below), Plan participants will be issued Common Shares valued at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Determination Date or (b) 95% of the market price per share of the common stock on the Determination Date. The Determination Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the Determination Date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the Determination Date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders, except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the Determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the Determination date or (b) 95% of the then current market price per share. You may withdraw from the Plan by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, New York 10269-0560, by logging

LMP Real Estate Income Fund Inc.	19

Dividend reinvestment plan (unaudited) continued

onto your account and following the directions at www.Investpower.com or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Shares in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to Common Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Shares or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage commissions actually incurred for this transaction from the proceeds. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, by logging onto your account and following the directions at www.Investpower.com or by telephone at 1-877-366-6441.

20	LMP Real Estate Income Fund Inc.

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LMP Real Estate Income Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	Subadviser
Leslie H. Gelb	AEW Management and Advisors, L.P.
R. Jay Gerken, CFA
Chairman	Auction agent
William R. Hutchinson	Deutsche Bank
Dr. Riordan Roett	60 Wall Street
Jeswald W. Salacuse	New York, New York 10005

Officers	Custodian
R. Jay Gerken, CFA	State Street Bank and Trust Company
President and Chief Executive Officer	225 Franklin Street
Boston, Massachusetts 02110
Kaprel Ozsolak
Chief Financial Officer and Treasurer	Transfer agent
American Stock Transfer & Trust Company
Ted P. Becker	59 Maiden Lane
Chief Compliance Officer	New York, New York 10038

Robert I. Frenkel	Independent registered public accounting firm
Secretary and Chief Legal Officer	KPMG LLP
345 Park Avenue
Thomas C. Mandia	New York, New York 10154
Assistant Secretary
Legal counsel
Albert Laskaj	Simpson Thacher & Bartlett LLP
Controller	425 Lexington Avenue
New York, New York 10017
Steven Frank
Controller	New York Stock Exchange Symbol
RIT
LMP Real Estate Income Fund Inc.
55 Water Street
New York, New York 10041

LMP Real Estate Income Fund Inc.

LMP REAL ESTATE INCOME FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Real Estate Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

FD02814 8/08 SR08-616

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not Applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxle Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Real Estate Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Real Estate Income Fund Inc.

Date:	August 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Real Estate Income Fund Inc.

Date:	August 28, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
LMP Real Estate Income Fund Inc.

Date:	August 28, 2008